                                                                    EXHIBIT 10.1

                         REGISTRATION RIGHTS AGREEMENT

    This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of February 15, 1996, by and among Amati Communications Corporation, a Delaware corporation (the "Company"), and the affiliates who have executed this Agreement (the "Affiliates").

                                R E C I T A L S

    A. The Company and the former Amati Communications Corporation, a California corporation ("Old Amati"), entered into an agreement dated as of August
3, 1995, as amended (the "Merger Agreement"), providing for the merger (the "Merger") of Old Amati with and into a wholly-owned subsidiary of the Company pursuant to which the Affiliates received shares of the Company's Common Stock, $0.20 par value (the "Common Stock"), in exchange for the shares of Old Amati Common Stock and Preferred Stock they held on the effective date of the Merger (the "Effective Date").

    B. Pursuant to the Merger Agreement, each Affiliate has entered into an agreement (the "Affiliate's Agreement") providing that such person not offer or sell or otherwise dispose of any of the Common Stock issued to such person in the Merger except (1) in compliance with the holding periods specified in Rule 144 under the Securities Act (as defined below), and otherwise in compliance with Rule 145 under the Securities Act, or (2) pursuant to a resale prospectus under an effective registration agreement covering such resales; and further restricting the Common Stock such person may sell during the first year (and, in one case, the second year) following the Merger.

    C. In connection with the Affiliate's Agreements, the Company and the Affiliates desire to provide for the rights of the Affiliates with respect registration of the Common Stock issued to them in the Merger for resale.

    THE PARTIES AGREE AS FOLLOWS:

    1.  CERTAIN DEFINITIONS.

    As used in this Agreement, the following terms shall have the following respective meanings:

       (a) "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

       (b) "FORM S-3" shall mean Form S-3 issued by the Commission or any substantially similar form then in effect.

       (c) "HOLDER" shall mean any holder of outstanding Registrable Securities which have not been sold to the public, but only if such holder is an
    Affiliate or a transferee or assignee of Registration rights as permitted by
    Section 4.

       (d) The terms "REGISTER", "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act ("REGISTRATION STATEMENT"), and the declaration or ordering of the effectiveness of such Registration Statement.

       (e) "REGISTRABLE SECURITIES" shall mean all Common Stock of the Company issued to Affiliates in the Merger and any Common Stock issued pursuant to stock splits, stock dividends and similar distributions with respect to such shares.

       (f) "REGISTRATION EFFECTIVE PERIOD" shall mean a period beginning the date the Registration Statement becomes effective and ending on the earlier  of:  (i)  the  date  when  Holders  become  eligible  to  sell  the
    Registrable Securities pursuant to Rule 144; or (ii) the date the distribution described in the Registration Statement has been completed.

       (g) "REGISTRATION EXPENSES"  shall  mean  all expenses  incurred  by  the
           Company in complying with this Agreement, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and disbursements of one counsel for the selling Holders up to a maximum of $2,500, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration, other than Selling Expenses, and any expenses related to the maintenance of such Registration and qualification during the Registration Effective Period.

       (h) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the
    Commission thereunder, all as the same shall be in effect at the time.

       (i) "SELLING EXPENSES" shall mean all selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement, as well as fees and disbursements of legal counsel for the selling Holders, other than those expressly included in Registration Expenses.

       (j) "WINDOW PERIOD" shall mean the period commencing three days after the date of a press release announcing the Company's quarterly earnings and generally ending 45 days after such date and any other periods the Company allows trading by its officers and directors.

    2.  REGISTRATION.

       2.1  REGISTRATION ON FORM S-3.

        Subject to the terms of this Agreement, the Company shall use its diligent efforts to effect Registration of the Registrable Securities by filing as soon as possible after the date hereof a Form S-3 with the Commission.

       2.2  REGISTRATION OF OTHER SECURITIES.

        Any Registration Statement filed under this Section 2 may include securities of the Company other than Registrable Securities; provided, however, that neither the Company nor any Holder shall be required to utilize an underwriter in connection with the sale of their Registrable Securities.

       2.3  TRADING WINDOWS.

       (a) Throughout the Registration Effective Period, Holders shall only offer or sell Registrable Securities during Window Periods and in accordance with the trading clearance procedure set forth below.

       (b) During any Window Period, a Holder proposing to offer or sell Registrable Securities pursuant to the Registration Statement shall send a copy of the completed clearance form (to be provided to the Holder under Section 2.3(d)) to the Company by facsimile (408-433-0260), addressed to the attention of the Secretary/Treasurer, at least two (2) business days prior to the date the Holder proposes to sell Registrable Securities, requesting that the Company clear the trade. The Company shall reply to such Holder by facsimile within two (2) business days following receipt of the clearance form, and in the reply shall either confirm that the Window Period remains open and that the sale can be made, or notify the Holder that trading is suspended (and indicating, if practicable, the expected date when such suspension shall end). If the reply confirms an open Window Period, the Holder is permitted to offer and sell Registrable Securities during that Window Period, unless the Company notifies the Holder by facsimile that the Window Period has been closed pursuant to Section 2.3(c) below. Clearance in accordance with this Section must be obtained each time a Holder intends to offer or sell Registrable Securities.

       (c) Notwithstanding any other provision of this Section 2.3, the Company shall have the right at any time not to open a Window Period or, during an open Window Period, to suspend offers and sales of Registrable Securities whenever, and for so long as, in the reasonable judgment of the Company there is or may be in existence material undisclosed information or events with respect to the Company. The Company shall promptly provide Holders with notice of such suspension and shall use all reasonable efforts to minimize the length of the suspension.

       (d) Prior to the effectiveness of the Registration Statement, the Company shall provide to each Holder an information sheet summarizing the
    Registration rights set forth herein and indicating the anticipated dates of the Window Periods during the Registration Effective Period, and shall include a form for use in requesting clearance of trades in accordance with this Section 2.3.

       2.4  BLUE SKY.

        The Company will exercise its reasonable efforts to Register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of such securities; provided, however, that:

           (a) the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; and

           (b) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling stockholders, such expenses shall be payable pro rata by selling stockholders.

       2.5  EXPENSES OF REGISTRATION.

        All Registration Expenses incurred in connection with the Registration on Form S-3 pursuant to this Agreement shall be borne by the Company. All Selling Expenses shall be borne by the Holders incurred by them.

       2.6  REGISTRATION PROCEDURES.

        Subject to the other provisions of this Agreement, the Company shall, as expeditiously as reasonably possible:

           (a) prepare and file with the Commission a Registration Statement with respect to such securities in accordance with Section 2.1 and use its diligent efforts to cause such Registration Statement to become effective as promptly as possible thereafter and to remain effective during the Registration Effective Period;

           (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

           (c) furnish to the Holders such reasonable number of copies of the Registration Statement, preliminary prospectus and final prospectus as they may request in order to facilitate the public offering of such securities; and

           (d) notify each Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or is necessary to make the statements therein not misleading in the light of the circumstances then existing.

       2.7  ADDITIONAL INFORMATION AVAILABLE.

        So long as the Registration Statement is effective covering the resale of Registrable Securities owned by a Holder, the Company will furnish to the Holder(s):

           (a) as soon as practicable after it becomes available (but in the case of the Company's Annual Report to stockholders, within 120 days after the end of each fiscal year of the Company), one copy of: (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants); (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on 10-K; (iii) if not included in substance in its Quarterly Reports to Stockholders, its quarterly reports on 10-Q; and (iv) a full copy of the particular Registration Statement covering the Registrable Securities (the foregoing, in each case, excluding exhibits); and

           (b) upon the reasonable request of a Holder, all exhibits excluded by the parenthetical to subparagraph (a) (iv) of this Section 2.7;

       and the Company, upon the reasonable request of a Holder, will meet with such Holder or a representative thereof, at the Company's headquarters, to discuss all information relevant for disclosure in the Registration Statement covering the Registrable Securities and will otherwise cooperate with any Holder conducting an investigation for the purpose of reducing or eliminating such Holder's exposure to liability under the Securities Act, including reasonable production of information at the Company's headquarters.

       2.8  INFORMATION FURNISHED BY HOLDER.

        It shall be a condition precedent of the Company's obligations under this Agreement that each Holder of Registrable Securities included in any Registration furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request.

       2.9  INDEMNIFICATION.

           (a) COMPANY'S INDEMNIFICATION OF HOLDERS.

           To the extent permitted by law, the Company will indemnify each Holder, each of its officers, directors and constituent partners, legal counsel for the Holders, and each person controlling such Holder, with respect to which Registration, qualification or compliance of Registrable Securities has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter against all claims, losses, damages or liabilities (or actions in respect thereof) to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any such Registration, qualification or compliance, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any state securities law, or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law, applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, qualification or compliance; and the Company will reimburse each such Holder, each of its officers, directors and constituent partners, and legal counsel, each such underwriter, and each person who controls any such Holder or underwriter, for any legal and any other expenses reasonably incurred, as incurred, in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by such Holder, its officers, directors, constituent partners, or legal counsel, underwriter, or controlling person and stated to be for use in connection with the offering of securities of the Company.

           (b) HOLDER'S INDEMNIFICATION OF COMPANY.

           To the extent permitted by law, each Holder shall indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company's securities covered by a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and constituent partners and each person controlling such other Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document (including any related Registration Statement) incident to any such Registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Holder of the Securities Act, the 1934 Act or any state securities law, or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law, applicable to such Holder and relating to action or inaction required of such Holder in connection with any such Registration, qualification or compliance, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in a Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use in connection with the offering of securities of the Company; and shall reimburse the Company, such Holders, such directors, officers, partners, persons, law and accounting firms, underwriters or control persons for any legal and any other expenses reasonably incurred, as incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in a Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use in connection with the offering of securities of the Company; provided, however, that each Holder's liability under this Section 2.9(b) shall not exceed such Holder's proceeds from the offering of securities made in connection with such Registration; and provided, further, that the indemnity contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Holder (which consent shall not unreasonably be withheld).

           (c) INDEMNIFICATION PROCEDURE.

           Promptly after receipt by an indemnified party under this Section 2.9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 2.9, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim, jointly with any other indemnifying party similarly noticed; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; provided further, however, that if either party reasonably determines that there may be a conflict between the position of the Company and the Holders in conducting the defense of such action, suit or proceeding by reason of recognized claims for indemnity under this Section 2.9, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 2.9, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise other than under this Section 2.9.

    3.  REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934.

    With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without Registration or pursuant to a Registration on Form S-3, the Company agrees to:

       (a) make and keep public information available, as those terms are defined in Rule 144;

       (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the
    1934 Act; and

       (c) furnish to any Holder, so long as such Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the
    Company that it has complied with the reporting requirements of Rule 144 or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and
    (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration.

    4.  TRANSFER OF RIGHTS.

    The Registration rights of the Affiliates set forth in the Agreement may be transferred or assigned by any Affiliate to a transferee or assignee of any Registrable Securities not sold to the public acquiring at least fifty percent (50%) of the shares of such Affiliate's Registrable Securities (equitably adjusted for any recapitalization, stock split, combination, and the like) or acquiring all of the Registrable Securities held by such Affiliate (hereinafter referred to in this Section 4 as the "Transferee") if transferred to a single entity; provided, however, that:

       (a) the Company must receive written notice prior to the time of said transfer, stating the name and address of the Transferee and identifying the securities with respect to which such Registration rights are being transferred or assigned, and

       (b) the Transferee must not be a person deemed by the Board of Directors of the Company to be a competitor or potential competitor of the
    Company.

    Notwithstanding the limitation set forth in the foregoing sentence respecting the minimum number of shares which must be transferred, any Affiliate which is a partnership may transfer such Affiliate's Registration rights to such Affiliate's constituent partners (or may transfer to their heirs in the case of individuals) without restriction as to the number or percentage of shares acquired by any such constituent partner (or heirs).

    5.  MISCELLANEOUS.

       5.1  ENTIRE AGREEMENT; AFFILIATE'S AGREEMENTS; SUCCESSORS AND ASSIGNS.

        This Agreement and the Affiliate's Agreements constitute the entire contract between the Company and the Affiliates relative to the subject matter hereof. Any previous agreement between the Company and the Affiliates concerning Registration rights is superseded by this Agreement; provided, however, that the transfer limitations set forth in Sections 1(d) and 1(e) of each Holder's Affiliate's Agreement shall remain in full force and effect. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.

       5.2  GOVERNING LAW.

        This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents.

       5.3  COUNTERPARTS.

        This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       5.4  HEADINGS.

        The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

       5.5  NOTICES.

        Except for notice of trade clearances which are to be provided in accordance with Section 2.3(b), any notice required or permitted hereunder shall be in writing and shall be deemed to have been duly given on the date of delivery if delivered personally, on the date of electronic confirmation of receipt if delivered by facsimile, or five days after the date of mailing if mailed by first class mail, registered or certified, postage prepaid. Notices which are to be provided under this Section shall be addressed (i) if to the Company, as set forth below the Company's name on the signature page of this Agreement, and (ii) if to an Affiliate, at such Affiliate's address as set forth on the signature page hereto, or at such other address as the Company or such Affiliate may designate by ten (10) days' advance written notice to the Affiliates or to the Company, respectively.

       5.6  AMENDMENT OF AGREEMENT.

        Except as otherwise specifically provided herein, any provision of this Agreement may be amended by a written instrument signed by the Company and by persons holding more than two-thirds (2/3) of the then outstanding Registrable Securities.

       5.7  SEVERABILITY.

        If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

The COMPANY:                        AMATI COMMUNICATIONS CORPORATION

                                    By: /s/ James Steenbergen
                                    -------------------------------------------
                                    Title: President and CEO
                                    Address: P.O. Box 5143
                                            3801 Zanker Road
                                            San Jose, CA 95150

The AFFILIATES:
                                    /s/ John M. Cioffi
                                    ------------------------------------------------
                                    John M. Cioffi
                                    Address: 7879 Creekline Rd.
                                            Cupertino, CA 95014

                                    /s/ James F. Gibbons
                                    ------------------------------------------------
                                    James F. Gibbons
                                    Address: 320 Tennyson Avenue
                                    Palo Alto, CA 94301

                                    /s/ Kim Maxwell
                                    ------------------------------------------------
                                    Kim Maxwell
                                    Address: 1057 University Avenue
                                            Palo Alto, CA 94301

                                    /s/ James F. Ottinger
                                    ------------------------------------------------
                                    James F. Ottinger
                                    Address: 16203 Greenwood Road
                                            Monte Sereno, CA 95030

                                    UNIVERSITY VENTURES II
                                    By:  CommTech International Management
                                         Corp., General Partner of CommTech
                                         International, its General Partner

                                    By: /s/ Gerald A. Marxman, President
                                    ------------------------------------------------
                                    General Partner
                                    Address: 535 Middlefield Road,
                                            Suite 200
                                            Menlo Park, CA 94025

                                    NEPENTHE GROUP PROFIT SHARING PLAN
                                    (FOB) Gerald A. Marxman

                                    /s/ Gerald A. Marxman, Trustee
                                    ------------------------------------------------
                                    Gerald A. Marxman
                                    Address: 535 Middlefield Road
                                            Suite 200
                                            Menlo Park, CA 94025

                                    NEPENTHE GROUP PROFIT SHARING PLAN
                                    (FOB) Frank J. Kocsis

                                    /s/ Frank J. Kocsis
                                    ------------------------------------------------
                                    Frank J. Kocsis
                                    Address: 495 Darrell Road
                                            Hillsborough, CA 94010

                                    NEPENTHE GROUP PROFIT MONEY
                                    PURCHASE PLAN (FOB) Frank J. Kocsis

                                    /s/ Frank J. Kocsis
                                    ------------------------------------------------
                                    Frank J. Kocsis
                                    Address: 495 Darrell Road
                                            Hillsborough, CA 94010

                                    LELAND STANFORD JUNIOR UNIVERSITY

                                    By: /s/ Harry A. Turner
                                    -------------------------------------------
                                    Name: Harry A. Turner
                                    Title: Managing Director
                                    Stanford Management Company
                                    Address: 900 Welsh Road
                                            Palo Alto, CA 94304